Debt and Commitments - Interest Expense, Net (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Interest expense
Current	$ 26	$ 26	$ 27
Long-term	21	8	7
Interest Expense, Total	47	34	34
Interest income	(18)	(18)	(18)
Interest expense, net	$ 29	$ 16	$ 16